Exhibit 99.1

NEWS RELEASE DATED 07-10-2001






                                                     For Additional Information,
                                                     Contact Robert O. Bratton,
                                                     Chief Financial Officer
                                                     (704) 688-4473
                                                             or
                                                     Jan H. Hollar,
                                                     Director of Finance
                                                     (704) 688-4467


FOR IMMEDIATE RELEASE
July 10, 2001

                             FIRST CHARTER ANNOUNCES
                             SECOND QUARTER EARNINGS

Charlotte, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today that second quarter 2001 net income increased to $8.9 million, or $0.28 per diluted share, compared to a net loss of $2.8 million, or a $0.09 loss per diluted share in the second quarter 2000. Net income for the six month period ended June 30, 2001 amounted to $17.7 million, or $0.56 per diluted share, compared to $5.8 million, or $0.18 per diluted share during the six month period ended June 30, 2000. The results for the quarter and six month period ended June 30, 2000 include restructuring charges and merger-related expenses of $16.3 million pre-tax ($12.3 million, or $0.39 per diluted share after-tax) associated with the Carolina First BancShares, Inc. acquisition.

"We are pleased to report earnings of $0.28 per diluted share for the second quarter of 2001," commented President and Chief Executive Officer Lawrence M. Kimbrough. "Our continued focus on non-traditional bank products has contributed to a 13% increase in noninterest income year to date over 2000."

NET INTEREST INCOME

Net interest income for the second quarter of 2001 decreased 3% to $26.3 million, compared to $27.0 million for the same period in 2000. Net interest income for the six months ended June 30, 2001 decreased 4% to $51.7 million, compared to $54.1 million for the same period in 2000. These decreases were the result of a variety of factors, including reduced loan demand and compressed net interest margin resulting from the slowing economy; several large loan payoffs; and our increased selectivity in seeking new opportunities in this economic environment. The short term impact of the declining interest rate environment has been negative to the net interest margin as variable rate assets reprice faster than variable rate liabilities. The net interest margin has decreased to 3.73% in the second quarter of 2001, from 3.90% for the quarter ended March 31, 2001 and 4.17% for the quarter ended December 31, 2000.

NONINTEREST INCOME

Noninterest income for the second quarter of 2001 increased 11% to $8.8 million compared to $7.9 million for the same period in 2000. Noninterest income for the six months ended June 30, 2001 increased 13% to $17.2 million compared to $15.2 million for the same period in 2000. These increases were driven primarily by increases in service charge income on deposit accounts, mortgage loan fee increases and continued growth of First Charter Insurance Services.

NONINTEREST EXPENSE

Noninterest expense for the second quarter of 2001 totaled $20.9 million compared to $35.7 million for the same period in 2000. Noninterest expense for the six months ended June 30, 2001 totaled $41.0 million, compared to $55.5 million for the same period in 2000. These decreases were attributable to the restructuring charges and merger-related expenses of $16.3 million during the quarter ended June 30, 2000, associated with the Carolina First BancShares, Inc. acquisition, and a decrease in salaries and employee benefits expenses during 2001 due to synergies realized as part of the Carolina First BancShares, Inc. acquisition. These decreases were partially offset during 2001 by the additional operating costs associated with the four financial centers acquired during the fourth quarter of 2000 and an increase in occupancy and equipment expense as a result of the move into the new First Charter Center.

BALANCE SHEET

Total assets at June 30, 2001 amounted to $3.14 billion, compared to $2.93 billion at December 31, 2000 and $2.79 billion at June 30, 2000. Net loans at June 30, 2001 amounted to $1.94 billion, compared to $2.13 billion at December 31, 2000 and $2.06 billion at June 30, 2000. This decrease from prior periods was due primarily to the securitization of $167.0 million of mortgage loans in February 2001. The securitized mortgage loans are now classified as mortgage backed securities in our securities available for sale portfolio. The securities available for sale portfolio increased to $940.0 million at June 30, 2001, compared to $441.0 million at December 31, 2000, and $500.3 million at June 30, 2000. The increase in securities available for sale was due to the mortgage loan securitization, as well as purchases of additional securities available for sale.

Total deposits at June 30, 2001 amounted to $2.12 billion, compared to $2.00 billion at December 31, 2000 and $1.87 billion at June 30, 2000. Shareholders' equity at June 30, 2001 was $324.1 million, which represented a book value per share of $10.22 and an equity-to-assets percentage of 10.33%. Based on the $18.75 closing price of First Charter Corporation common stock at June 30, 2001, the Corporation had a market capitalization of $594.8 million.

ASSET QUALITY

The provision for loan losses for the three months ended June 30, 2001 amounted to $1.2 million, compared to $1.4 million for the same period in 2000. The provision for loan losses for the six month period ended June 30, 2001 amounted to $1.9 million, compared to $3.3 million for the same period in 2000. The decrease in the provision for the six months ended June 30, 2001 as compared to the same period in 2000 was due to lower loan volume, as loans decreased $20.7 million from December 31, 2000 to June 30, 2001, as adjusted to remove the effect of the securitization of $167 million of mortgage loans in February 2001.

Total nonperforming assets and loans 90 days or more past due and still accruing at June 30, 2001 increased to $32.3 million as compared to $30.0 million at December 31, 2000 and $18.5 million at June 30, 2000. As a percentage of total assets, nonperforming assets have remained relatively constant at 1.02% at June 30, 2001 compared to 1.01% at December 31, 2000 but have increased from 0.57% at June 30, 2000. Net loan charge-offs as a percentage of average gross loans decreased to 0.19% (annualized) as compared to 0.20% for the year ended December 31, 2000 but have increased from 0.15% (annualized) for the six months ended June 30, 2000. At June 30, 2001 the allowance for loan losses as a percentage of gross loans was 1.42% compared to 1.32% and 1.28% at December 31, 2000 and June 30, 2000, respectively. The increase in the allowance for loan losses as a percentage of gross loans is primarily attributable to the mortgage loan securitization which reclassified $167 million from the loan portfolio into the securities available for sale portfolio and the removal of the related allowance for loan losses associated with these loans. The securitized loans consisted of residential mortgage loans that generally have a lower percentage of allocated allowance for loan losses.

SHARE REPURCHASE PROGRAM

On April 27, 2001, First Charter Corporation announced the authorization to repurchase up to 1 million shares of its common stock. As of June 30, 2001, 7,000 shares have been repurchased under this authorization.

CONFERENCE CALL

First Charter executive management will be available via telephone conference to discuss the contents of this press release as well as to present growth and earnings estimates for the third quarter of 2001 on Wednesday, July 11, 2001 at 1:00 p.m. During the conference call, First Charter executive management will be presenting earnings estimates for the remainder of 2001. In order to participate in this conference call, dial 1-888-404-8794 and use the conference code 7046884460. Additionally, the Investment Community may listen to the conference call and obtain the presentation materials via the internet by visiting www.FirstCharter.com and following the link provided under our "Shareholder Information" section. Replays of this conference call will be made available for 14 days following the conference call.

RECENT DEVELOPMENTS

On June 22, 2001, First Charter's banking subsidiary completed its conversion from a national bank to First Charter Bank, a North Carolina state bank. That change was completed after a cost benefit analysis of supervisory regulatory charges and does not represent any disagreement with the Company's former regulators. The bank will continue to operate its financial center network franchise under the "First Charter" branded name.

CORPORATE PROFILE

First Charter Corporation is a regional financial services company with assets of $3.14 billion and is the holding company for First Charter Bank. First Charter operates 52 financial centers, five insurance offices and 99 ATMs located in 17 counties throughout the western half of North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 1-800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the company's results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                              For the Three Months Ended       Increase (Decrease)
                                                             --------------------------------------------------------
(Dollars in thousands, except per share data)                 6/30/2001         6/30/2000      Amount     Percentage
---------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent                   $       55,870     $    53,732    $     2,138         4.0 %
    Interest expense                                               29,043          26,199          2,844        10.9
                                                             --------------------------------------------------------
    Net interest income - taxable equivalent                       26,827          27,533           (706)       (2.6)
    Less:  Taxable equivalent adjustment                              479             490            (11)       (2.2)
                                                             --------------------------------------------------------
        Net interest income                                        26,348          27,043           (695)       (2.6)
    Provision for loan losses                                       1,190           1,370           (180)      (13.1)
                                                             --------------------------------------------------------
        Net interest income after provision for loan losses        25,158          25,673           (515)       (2.0)
    Noninterest income                                              8,814           7,914            900        11.4
    Noninterest expense                                            20,878          35,670        (14,792)      (41.5)
                                                             --------------------------------------------------------
    Income before income taxes                                     13,094          (2,083)        15,177       728.6
    Income taxes                                                    4,223             681          3,542       520.1
                                                             --------------------------------------------------------
        NET INCOME                                         $        8,871     $    (2,764)  $     11,635       420.9 %
                                                             --------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                                  $         0.28     $     (0.09)  $       0.37       411.1 %
    Diluted                                                          0.28           (0.09)          0.37       411.1
    Weighted average shares - basic                            31,719,241      31,402,488
    Weighted average shares - diluted                          31,906,705      31,584,528
    Dividends paid on common shares                        $         0.18     $      0.17   $       0.01         5.9 %
---------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                         1.15 %         (0.40)%
    Return on average equity                                        11.12           (3.67)
    Efficiency - taxable equivalent (*)                             59.05          101.37
---------------------------------------------------------------------------------------------------------------------

                                                              For the Three Months Ended
                                                             -------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                  6/30/2001           6/30/2000
                                                             -------------------------------
    Noninterest income
        Loss on sale of loans                                           -             (99)
        Equity investment write down                                    -            (299)
        Equity method income (loss)                                  (102)            446
    Noninterest expense
        Restructuring charges and merger-related expenses               -         (16,250)
                                                             -----------------------------
    Total other items                                      $         (102)    $   (16,202)
                                                             -----------------------------
    Other items, net of tax                                $          (70)    $   (12,253)
                                                             -----------------------------

---------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                 For the Six Months Ended       Increase (Decrease)
                                                               --------------------------------------------------------
(Dollars in thousands, except per share data)                   6/30/2001         6/30/2000      Amount    Percentage
-----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
     Interest income - taxable equivalent                    $      110,437   $      105,811  $      4,626         4.4 %
     Interest expense                                                57,734           50,798         6,936        13.7
                                                               --------------------------------------------------------
     Net interest income - taxable equivalent                        52,703           55,013        (2,310)       (4.2)
     Less:  Taxable equivalent adjustment                               976              931            45         4.8
                                                               --------------------------------------------------------
        Net interest income                                          51,727           54,082        (2,355)       (4.4)
     Provision for loan losses                                        1,940            3,340        (1,400)      (41.9)
                                                               --------------------------------------------------------
        Net interest income after provision for loan losses          49,787           50,742          (955)       (1.9)
     Noninterest income                                              17,234           15,189         2,045        13.5
     Noninterest expense                                             40,921           55,501       (14,580)      (26.3)
                                                               --------------------------------------------------------
     Income before income taxes                                      26,100           10,430        15,670       150.2
     Income taxes                                                     8,385            4,625         3,760        81.3
                                                               --------------------------------------------------------
        NET INCOME                                           $       17,715   $        5,805  $     11,910       205.2 %
                                                               --------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
     Basic                                                   $         0.56   $         0.19  $       0.37       194.7 %
     Diluted                                                           0.56             0.18          0.38       211.1
     Weighted average shares - basic                             31,708,003       31,323,794
     Weighted average shares - diluted                           31,870,134       31,492,212
     Dividends paid on common shares                         $         0.36   $         0.34  $       0.02         5.9 %
-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
     Return on average assets                                          1.19 %           0.43 %
     Return on average equity                                         11.29             3.91
     Efficiency - taxable equivalent (*)                              58.97            79.53
-----------------------------------------------------------------------------------------------------------------------

                                                                 For the Six Months Ended
                                                               -------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS                    6/30/2001           6/30/2000
                                                               -------------------------------
     Noninterest income
        Loss on sale of loans                                $            -   $          (99)
        Equity investment write down                                   (144)            (799)
        Equity method income                                              9              446
     Noninterest expense
        Restructuring charges and merger-related expenses                 -          (16,250)
                                                               ------------------------------
     Total other items                                                 (135)         (16,702)
                                                               ------------------------------
     Other items, net of tax                                            (92)         (12,595)
                                                               ------------------------------

-----------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                       As of/For the Six Months Ended       Increase (Decrease)
                                                       ---------------------------------------------------------------
(Dollars in thousands, except per share data)            6/30/2001         6/30/2000        Amount        Percentage
----------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
    ASSETS:
    Cash and due from banks                          $         75,696   $      72,299   $       3,397             4.7 %
    Federal funds sold                                            902           1,658            (756)          (45.6)
    Interest earning bank deposits                              4,439           8,196          (3,757)          (45.8)
    Securities available for sale                             939,993         500,310         439,683            87.9
    Loans
      Commercial                                            1,089,482       1,097,377          (7,895)           (0.7)
      Residential real estate                                 572,004         722,512        (150,508)          (20.8)
      Home equity                                             200,537         159,909          40,628            25.4
      Installment                                             107,864         109,728          (1,864)           (1.7)
                                                       ---------------------------------------------------------------
        Total loans                                         1,969,887       2,089,526        (119,639)           (5.7)
      Less: Unearned income                                      (222)           (152)            (70)           46.1
            Allowance for loan losses                         (28,049)        (26,700)         (1,349)            5.1
                                                       ---------------------------------------------------------------
      Loans, net                                            1,941,616       2,062,674        (121,058)           (5.9)
                                                       ---------------------------------------------------------------
    Other assets                                              176,343         143,289          33,054            23.1
                                                       ---------------------------------------------------------------
      Total assets                                   $      3,138,989   $   2,788,426   $     350,563            12.6 %
                                                       ---------------------------------------------------------------

    LIABILITIES AND SHAREHOLDERS' EQUITY:
    Deposits
      Noninterest-bearing deposits                   $        257,443   $     252,595   $       4,848             1.9 %
      Interest checking and savings                           369,995         396,147         (26,152)           (6.6)
      Money market deposits                                   262,903         229,594          33,309            14.5
      Time deposits                                         1,228,686         992,622         236,064            23.8
                                                       ---------------------------------------------------------------
        Total deposits                                      2,119,027       1,870,958         248,069            13.3
    Other borrowings                                          643,483         584,144          59,339            10.2
    Other liabilities                                          52,375          44,609           7,766            17.4
                                                       ---------------------------------------------------------------
      Total liabilities                                     2,814,885       2,499,711         315,174            12.6
                                                       ---------------------------------------------------------------
      Total shareholders' equity                              324,104         288,715          35,389            12.3
                                                       ---------------------------------------------------------------
      Total liabilities and shareholders' equity     $      3,138,989   $   2,788,426   $     350,563            12.6 %
                                                       ---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                            $      2,005,554   $   2,033,409   $     (27,855)           (1.4)%
    Securities                                                763,425         508,239         255,186            50.2
    Interest earning assets                                 2,779,599       2,550,763         228,836             9.0
    Assets                                                  2,992,241       2,729,018         263,223             9.6
    Deposits                                                2,017,243       1,836,881         180,362             9.8
    Interest bearing liabilities                            2,385,932       2,168,069         217,863            10.0
    Shareholders' equity                                      316,544         298,684          17,860             6.0
----------------------------------------------------------------------------------------------------------------------

                                                                 As of/For the Quarter Ended
                                       -------------------------------------------------------------------------------
                                         6/30/2001        3/31/2001      12/31/2000        9/30/2000       6/30/2000
                                       -------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
    Common stock prices (daily close)
      High                           $       18.7500  $       16.0000   $     15.7500   $     16.8750  $      17.5000
      Low                                    15.1250          13.4380         13.0000         13.6250         12.5000
      End of period                          18.7500          15.5625         14.8750         14.4375         15.7500
    Book Value                                 10.22            10.06            9.79            9.49            9.19
    Market Capitalization                594,775,763      493,491,824     470,068,787     455,079,197     494,695,987
    Weighted average shares - basic       31,719,241       31,696,764      31,588,105      31,503,251      31,402,488
    Weighted average shares - diluted     31,906,705       31,833,564      31,688,490      31,646,483      31,584,528
    End of period shares outstanding      31,721,374       31,710,318      31,601,263      31,520,637      31,409,269
----------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                         As of / For the Quarter Ended
                                                        --------------------------------------------------------------
(Dollars in thousands, except per share data)           6/30/2001    3/31/2001   12/31/2000    9/30/2000   6/30/2000
----------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
     INTEREST INCOME - TAXABLE EQUIVALENT
     Interest and fees on loans                         $   40,609  $   43,931   $   48,520  $    47,215   $   45,176
     Interest on securities                                 15,165      10,449        8,260        8,036        8,389
     Other interest income                                      96         187          216          (36)         167
                                                        --------------------------------------------------------------
       Total interest income - taxable equivalent           55,870      54,567       56,995       55,215       53,732
                                                        --------------------------------------------------------------
     INTEREST EXPENSE
     Interest on deposits                                   20,638      21,129       21,537       19,461       17,413
     Other interest expense                                  8,405       7,562        7,914        8,604        8,786
                                                        --------------------------------------------------------------
       Total interest expense                               29,043      28,691       29,451       28,065       26,199
                                                        --------------------------------------------------------------
     Net interest income - taxable equivalent               26,827      25,876       27,544       27,150       27,533
     Less:  Taxable equivalent adjustment                      479         497          471          476          490
                                                        --------------------------------------------------------------
       NET INTEREST INCOME                                  26,348      25,379       27,073       26,674       27,043
     Provision for loan losses                               1,190         750        2,075        2,200        1,370
                                                        --------------------------------------------------------------
       NET INTEREST INCOME AFTER PROVISION FOR
         LOAN LOSSES                                        25,158      24,629       24,998       24,474       25,673
                                                        --------------------------------------------------------------
     NONINTEREST INCOME
     Service charges on deposit accounts                     3,383       2,918        2,835        2,710        3,091
     Financial management income                               640         775          609          832          698
     Gain (loss) on sale of securities                         282         267       (1,290)      (3,425)         260
     Income (loss) from equity method investees               (102)        111           28        4,106          446
     Mortgage loan fees                                        749         509          450          198          101
     Brokerage services income                                 520         394          421          380          366
     Insurance services income                               1,865       1,991        1,613        1,636        1,744
     Other noninterest income                                1,477       1,455        3,227        1,147        1,208
                                                        --------------------------------------------------------------
       Total noninterest income                              8,814       8,420        7,893        7,584        7,914
                                                        --------------------------------------------------------------
     NONINTEREST EXPENSE
     Salaries and employee benefits                         10,659      10,353       10,361        9,521       10,433
     Occupancy and equipment                                 3,799       3,570        3,191        2,898        3,171
     Data processing                                           759         596          287          318          864
     Marketing                                                 552         643        1,504          715          684
     Postage and supplies                                    1,136       1,189        1,033        1,251        1,174
     Professional services                                   1,418       1,164          940        1,267          732
     Telephone                                                 347         291          361          396          336
     Restructuring charges and merger-related expenses           -           -            -            -       16,250
     Other noninterest expense                               2,208       2,237        1,792        1,391        2,026
                                                        --------------------------------------------------------------
       Total noninterest expense                            20,878      20,043       19,469       17,757       35,670
                                                        --------------------------------------------------------------
     Income (loss) before taxes                             13,094      13,006       13,422       14,301       (2,083)
     Income taxes                                            4,223       4,162        4,325        4,362          681
                                                        --------------------------------------------------------------
       NET INCOME (LOSS)                                $    8,871  $    8,844   $    9,097  $     9,939   $   (2,764)
                                                        --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) PER SHARE DATA
     Basic                                              $     0.28  $     0.28   $     0.29  $      0.32   $    (0.09)
     Diluted                                                  0.28        0.28         0.29         0.31        (0.09)
     Dividends paid on common shares                          0.18        0.18         0.18         0.18         0.17
----------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
     Return on average assets                                 1.15  %     1.24  %      1.28  %      1.43  %     (0.40)   %
     Return on average equity                                11.12       11.46        11.87        13.31        (3.67)
     Efficiency - taxable equivalent (*)                     59.05       58.90        53.01        46.53       101.37
     Noninterest income as a percentage of total income      25.07       24.91        22.57        22.14        22.64
     Equity as a percentage of total assets                  10.33       10.35        10.55        10.73        10.35
     Average earning assets as a percentage of average
       assets                                                93.00       92.78        93.00        92.99        93.04
     Average loans as a percentage of average deposits       95.50      103.56       108.89       112.18       111.69
----------------------------------------------------------------------------------------------------------------------

                                                                         As of / For the Quarter Ended
                                                        --------------------------------------------------------------
SCHEDULE OF OTHER ITEMS INCLUDED IN EARNINGS            6/30/2001    3/31/2001    12/31/2000   9/30/2000     6/30/2000
                                                        --------------------------------------------------------------

     Noninterest income
       Loss on sale of loans                                     -           -            -            -          (99)
       Fixed income portfolio restructuring losses               -           -       (1,059)      (2,854)           -
       Equity investment write down                              -        (144)        (231)        (571)        (299)
       Equity method income (loss)                            (102)        111           28        4,106          446
       Gain on sale of properties                                -           -        2,261          527            -
     Noninterest expense
       Charitable trust                                          -           -       (1,000)           -            -
       Restructuring charges and merger-related expenses         -           -            -            -      (16,250)
                                                        --------------------------------------------------------------
     Total other items                                      $ (102)      $ (33)        $ (1)     $ 1,208     $(16,202)
                                                        --------------------------------------------------------------
     Other items, net of tax                                 $ (70)      $ (22)         $ -        $ 825     $(12,253)
                                                        --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Noninterest expense divided by the sum of taxable equivalent net interest income plus noninterest income less gain on sale of securities.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                        As of / For the Quarter Ended
                                              --------------------------------------------------------------------------
(Dollars in thousands, except per share data)  6/30/2001     3/31/2001       12/31/2000      9/30/2000      6/30/2000
------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                       $     75,696  $      67,770   $     71,196   $      72,876  $      72,299
Federal funds sold                                     902          1,233          1,015           1,020          1,658
Interest earning bank deposits                       4,439          6,298        122,461           5,461          8,196
Securities available for sale                      939,993        876,421        441,031         474,077        500,310
Loans
    Commercial                                   1,089,482      1,112,121      1,126,569       1,094,170      1,097,377
    Residential real estate                        572,004        579,869        743,010         741,479        722,512
    Home equity                                    200,537        188,016        179,028         169,622        159,909
    Installment                                    107,864        106,760        109,015         106,157        109,728
                                              --------------------------------------------------------------------------
      Total loans                                1,969,887      1,986,766      2,157,622       2,111,428      2,089,526
    Less: Unearned income                             (222)          (281)          (215)           (284)          (152)
             Allowance for loan losses             (28,049)       (28,049)       (28,447)        (27,861)       (26,700)
                                              --------------------------------------------------------------------------
    Loans, net                                   1,941,616      1,958,436      2,128,960       2,083,283      2,062,674
                                              --------------------------------------------------------------------------
Other assets                                       176,343        171,105        167,536         151,238        143,289
                                              --------------------------------------------------------------------------
    Total assets                              $  3,138,989  $   3,081,263   $  2,932,199   $   2,787,955  $   2,788,426
                                              --------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
    Noninterest-bearing deposits              $    257,443  $     248,212   $    242,983   $     279,765  $     252,595
    Interest checking and savings                  369,995        369,718        377,057         357,739        396,147
    Money market deposits                          262,903        251,547        244,343         223,508        229,594
    Time deposits                                1,228,686      1,142,610      1,133,851       1,061,428        992,622
                                              --------------------------------------------------------------------------
      Total deposits                             2,119,027      2,012,087      1,998,234       1,922,440      1,870,958
Other borrowings                                   643,483        696,134        570,024         519,762        584,144
Other liabilities                                   52,375         54,063         54,654          46,703         44,609
                                              --------------------------------------------------------------------------
    Total liabilities                            2,814,885      2,762,284      2,622,912       2,488,905      2,499,711
                                              --------------------------------------------------------------------------
    Total shareholders' equity                     324,104        318,979        309,287         299,050        288,715
                                              --------------------------------------------------------------------------
    Total liabilities and shareholders' equity$  3,138,989  $   3,081,263   $  2,932,199   $   2,787,955  $   2,788,426
                                              --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                     $  1,968,304  $   2,043,217   $  2,133,452   $   2,099,692  $   2,068,958
    Securities                                     904,758        620,522        484,098         475,630        502,977
    Interest earning assets                      2,881,629      2,676,436      2,628,331       2,578,374      2,582,473
    Assets                                       3,098,598      2,884,703      2,826,068       2,772,859      2,775,567
    Deposits                                     2,060,997      1,973,002      1,959,300       1,871,707      1,852,470
    Interest bearing liabilities                 2,484,604      2,286,163      2,233,820       2,192,605      2,196,884
    Shareholders' equity                           319,968        313,081        304,770         297,122        303,277
------------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                       (NASDAQ:  FCTR)
QUARTERLY EARNINGS RELEASE

                                                                           As of / For the Quarter Ended
                                                      -----------------------------------------------------------------------
(Dollars in thousands, except per share data)          6/30/2001    3/31/2001      12/31/2000     9/30/2000     6/30/2000
-----------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                             $    28,049   $     28,447   $     27,861   $     26,700  $     25,979
        Provision for loan losses                           1,190            750          2,075          2,200         1,370
        Allowance related to loans sold and securitized         -           (417)             -              -          (113)
        Charge-offs                                        (1,365)          (950)        (1,643)        (1,440)         (705)
        Recoveries                                            175            219            154            401           169
                                                      -----------------------------------------------------------------------
          Net charge-offs                                  (1,190)          (731)        (1,489)        (1,039)         (536)
                                                      -----------------------------------------------------------------------
        Ending balance                                $    28,049   $     28,049   $     28,447   $     27,861  $     26,700
                                                      -----------------------------------------------------------------------
    NONPERFORMING ASSETS AND LOANS 90 DAYS
        OR MORE PAST DUE ACCRUING INTEREST
        Nonaccrual loans                              $    28,605   $     28,384   $     26,587   $     26,281  $     13,538
        Other real estate                                   3,454          2,207          2,989          1,908         2,281
                                                      -----------------------------------------------------------------------
          Total nonperforming assets                       32,059         30,591         29,576         28,189        15,819
                                                      -----------------------------------------------------------------------
        Loans 90 days or more past due accruing interest      199            154            430            716         2,645
                                                      -----------------------------------------------------------------------
          TOTAL                                       $    32,258   $     30,745   $     30,006   $     28,905  $     18,464
                                                      -----------------------------------------------------------------------
    ASSET QUALITY RATIOS
        Nonaccrual loans as a percentage of
          total loans                                        1.45  %        1.43  %        1.23  %        1.24  %       0.65  %
        Nonperforming assets as a percentage of
          total assets                                       1.02           0.99           1.01           1.01          0.57
        Nonperforming assets as a percentage of
          total loans and other real estate                  1.62           1.54           1.37           1.33          0.76
        Net charge-offs as a percentage of
          average loans (annualized)                         0.24           0.15           0.28           0.20          0.10
        Allowance for loan losses as a
          percentage of loans                                1.42           1.41           1.32           1.32          1.28
        Ratio of allowance for loan losses to:
          Net charge-offs                                    5.88  X        9.46  x        4.80  x        6.74  x      12.39  x
          Nonaccrual loans                                   0.98           0.99           1.07           1.06          1.97
-----------------------------------------------------------------------------------------------------------------------------

                                                                        As of / For the Six Months Ended Increase (Decrease)
                                                                      -------------------------------------------------------
                                                                      6/30/2001    6/30/2000         Amount      Percentage
-----------------------------------------------------------------------------------------------------------------------------
    ALLOWANCE FOR LOAN LOSSES
        Beginning balance                                           $     28,447    $    25,002   $      3,445          13.8  %
        Provision for loan losses                                          1,940          3,340         (1,400)        (41.9)
        Allowance related to loans sold and securitized                     (417)          (113)          (304)        269.0
        Charge-offs                                                       (2,315)        (1,980)          (335)         16.9
        Recoveries                                                           394            451            (57)        (12.6)
                                                                      -------------------------------------------------------
          Net charge-offs                                                 (1,921)        (1,529)          (392)         25.6
                                                                      -------------------------------------------------------
        Ending balance                                              $     28,049    $    26,700   $      1,349           5.1  %
                                                                      -------------------------------------------------------
    ASSET QUALITY RATIOS
        Net charge-offs as a percentage of
          average loans (annualized)                                        0.19  %        0.15  %
        Ratio of allowance for loan losses to
          net charge-offs                                                   7.24  X        8.64  x
-----------------------------------------------------------------------------------------------------------------------------

                                                                                For the Quarter Ended
                                                      -----------------------------------------------------------------------
                                                       6/30/2001    3/31/2001      12/31/2000     9/30/2000     6/30/2000
-----------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (*)
    INTEREST INCOME:
        Yield on loans                                       8.28  %        8.72  %        9.05  %        8.95  %       8.78  %
        Yield on securities                                  6.70           6.74           6.79           6.72          6.71
                                                      -----------------------------------------------------------------------
        Yield on interest earning assets                     7.77           8.25           8.63           8.52          8.37
                                                      -----------------------------------------------------------------------
    INTEREST EXPENSE:
        Cost of interest bearing deposits                    4.56           4.94           5.01           4.75          4.36
        Cost of borrowings                                   5.03           5.57           6.03           6.08          6.00
                                                      -----------------------------------------------------------------------
        Cost of interest bearing liabilities                 4.69           5.09           5.24           5.09          4.80
                                                      -----------------------------------------------------------------------
    Interest rate spread                                     3.08           3.16           3.39           3.43          3.57
                                                      -----------------------------------------------------------------------
    Net yield on earning assets                              3.73  %        3.90  %        4.17  %        4.19  %       4.29  %
                                                      -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Notes:  Applicable ratios are annualized.
        * - Fully taxable equivalent yields.